Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 19, 2008

Neuberger Berman Genesis Fund:
     Investor Class
     Advisor Class
     Trust Class
     Institutional Class

Effective January 21, 2009, Neuberger Berman Genesis Fund will be open to new investors for the first time since December 17, 2001.

The Fund and its Distributor, Neuberger Berman Management LLC, in consultation with management, retain the right to close the Fund in the future. Accordingly, the Fund’s Portfolio Managers will carefully monitor market conditions and the flow of additional investments into the Fund to determine whether and when they believe closing the Fund to new investors would again be in the best interests of the Fund and its existing shareholders.

The date of this supplement is January 21, 2009.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com